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Exhibit 32.1

Certification of Chief Executive Officer Pursuant To
18 U.S.C. Section 1350, as Adopted Pursuant To
Section 906 of the Sarbanes-Oxley Act of 2002

        In connection with the Annual Report on Form 10-K of Rhino Resource Partners LP (the "Partnership") for the year ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), David G. Zatezalo, as Chief Executive Officer of the Partnership, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

          1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

By:	/s/ DAVID G. ZATEZALO
	Name:	David G. Zatezalo
	Title:	Chief Executive Officer

Date: March 15, 2012

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  Exhibit 32.1
Certification of Chief Executive Officer Pursuant To 18 U.S.C. Section 1350, as Adopted Pursuant To Section 906 of the Sarbanes-Oxley Act of 2002